UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2025

Comcast Corporation
(Exact Name of Registrant
as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center
Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
3.250% Notes due 2032	CMCS32A	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
3.550% Notes due 2036	CMCS36A	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.250% Notes due 2040	CMCS40A	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information required by this Item 2.03 relating to the New Notes, the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture (each as defined below) is set forth under Item 8.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On October 9, 2025, Comcast Corporation (“Comcast” or the “Company”) completed (i) the previously announced private offers (the “Exchange Offers”) to exchange its 4.150% Notes due 2028 and 4.550% Notes due 2029 (collectively, the “Pool 2 Notes”) for up to $1,000,000,000 in aggregate principal amount of the Company’s new Notes due 2037 (the “New Notes”) and (ii) the previously announced offers to purchase for cash all validly tendered and not validly withdrawn Pool 2 Notes (the “Cash Offers”).

On October 9, 2025, Comcast completed the Exchange Offers and the Cash Offers. Pursuant to the Exchange Offers, the Company issued $480,046,000 in aggregate principal amount of the New Notes. The New Notes will bear interest at a rate of 5.168% per year and will mature on January 15, 2037. We will pay interest on the New Notes on January 15 and July 15 of each year, beginning on January 15, 2026.

The New Notes were issued pursuant to an Indenture dated as of September 18, 2013 (the “Base Indenture”) among Comcast, the guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of November 17, 2015 (the “First Supplemental

Indenture”) among Comcast, the guarantors named therein and the Trustee and as further supplemented by the Second Supplemental Indenture dated as of July 29, 2022 (the “Second Supplemental Indenture”) among Comcast, the guarantors named therein and the Trustee, and an officers’ certificate issued pursuant thereto. The New Notes are guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal (the “Guarantors”).

The material terms and conditions of the New Notes are set forth (i) in the Form of Officers’ Certificate filed herewith as Exhibit 4.1, (ii) in the Base Indenture, filed as Exhibit 4.3 to Comcast’s Registration Statement on Form S-3, as amended, filed on September 18, 2013 (Reg. No 333-191239), (iii) in the First Supplemental Indenture, filed as Exhibit 4.4 to Comcast’s Post Effective Amendment No. 2 to Registration Statement on Form S-3, filed on November 23, 2015 (Reg. No 333-191239) and (iv) in the Second Supplemental Indenture, filed as Exhibit 4.4 to Comcast’s Registration Statement on Form S-3, filed on July 29, 2022 (Reg. No. 333-266390), each of which are incorporated by reference herein.

In connection with Comcast’s issuance of the New Notes, Comcast and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the joint lead dealer managers for the Exchange Offers, on behalf of themselves and each co-dealer manager for the Exchange Offers. Under the Registration Rights Agreement, the Company and the Guarantors agreed, among other things, to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the New Notes for a series of exchange notes with terms substantially identical in all material respects to the New Notes, except that the exchange notes will not contain transfer restrictions and will not provide for any increase in annual interest rate.

The New Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Therefore, the New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

Item 9.01(d) Exhibits

Exhibit Number	Description
4.1	Form of Officers’ Certificate setting forth the terms of the New Notes.
4.2	Registration Rights Agreement, dated as of October 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: October 9, 2025	By:	/s/ Elizabeth Wideman
	Name:	Elizabeth Wideman
	Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary